UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

Item 5. Other Events and Required FD Disclosure.

The Annual Meeting of Stockholders of Baker Hughes Incorporated (the “Company”) was held on April 28, 2004 (1) to elect three Class I members of the Board of Directors to serve for three-year terms, (2) to ratify the selection of Deloitte & Touche LLP as the company’s independent auditor for fiscal year 2004, (3) to consider a stockholder proposal regarding classified boards and (4) to consider a stockholder proposal regarding poison pills.

The three Class I directors who were so elected are Edward P. Djerejian, H. John Riley, Jr. and Charles L. Watson. The number of affirmative votes and the number of votes withheld for the directors so elected were:

	NUMBER OF	NUMBER OF VOTES
NAMES	AFFIRMATIVE VOTES	WITHHELD
Edward P. Djerejian	231,607,408	65,461,361
H. John Riley, Jr.	231,607,408	65,455,233
Charles L. Watson	215,709,862	81,358,907

The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the ratification of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2004 were as follows:

NUMBER OF	NUMBER OF
AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTENTIONS
284,281,641	11,272,828	1,544,299

The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the approval of stockholder proposals were as follows:

	NUMBER OF	NUMBER OF
	AFFIRMATIVE	NEGATIVE
	VOTES	VOTES	ABSTENTIONS
Proposal regarding classified boards	241,128,032	25,652,302	2,224,167

Proposal regarding poison pills	101,518,857	165,259,542	2,226,103

Following the Company’s Annual Meeting of Stockholders, the Board of Directors held a meeting at which it appointed the members and chairmen for the Board’s five standing committees. The composition of the committees is as follows:

Executive Committee — Michael E. Wiley (Chairman), Clarence P. Cazalot, Jr., H. John Riley, Jr. and Charles L. Watson.

Audit/Ethics Committee — James F. McCall (Chairman), Mr. Cazalot, Anthony G. Fernandes, James A. Lash and J. Larry Nichols.

Governance Committee — Mr. Cazalot (Chairman), Edward P. Djerejian and Messrs. McCall, Riley and Watson.

Finance Committee — Mr. Fernandes (Chairman), Larry D. Brady, Claire W. Gargalli and Messrs. Lash and Nichols.

Compensation Committee — Messrs. Riley (Chairman), Brady, Djerejian and Watson and Ms. Gargalli.

The Board of Directors has also appointed a Special Committee to oversee the Chief Executive Officer/Chairman of the Board selection and transition process. The committee members are Messrs. Fernandes (Chairman), Cazalot, McCall, Nichols and Watson.

On April 28, 2004, the Company issued a press release announcing the results of the votes at the Annual Meeting of Stockholders held on that date and the succession plans for Michael E. Wiley, Chairman of the Board and Chief Executive Officer, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
               (Information furnished in this Item 7 is furnished pursuant to Item 12.)

(c)	Exhibits.

99.1 — News Release of Baker Hughes Incorporated dated April 28, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Incorporated
Dated: April 28, 2004	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Baker Hughes Incorporated dated April 28, 2004.